                                                                     EXHIBIT 1.1

                                   10,000,000

                             DELEK US HOLDINGS, INC.

                                  COMMON STOCK

                             UNDERWRITING AGREEMENT

                                                                _______ __, 2006

LEHMAN BROTHERS INC.
CITIGROUP GLOBAL MARKETS INC.,
As Representatives of the several
  Underwriters named in Schedule 1 attached hereto, c/o Lehman Brothers Inc.
745 Seventh Avenue
New York, New York 10019

Ladies and Gentlemen:

            Delek US Holdings, Inc., a Delaware corporation (the "COMPANY"), proposes to sell 10,000,000 shares (the "FIRM STOCK") of the Company's common stock, par value $0.01 per share (the "COMMON STOCK"). In addition, the Company proposes to grant to the underwriters (the "UNDERWRITERS") named in Schedule 1 attached to this agreement (this "AGREEMENT") an option to purchase up to 1,500,000 additional shares of the Common Stock on the terms set forth in
Section 2 (the "OPTION STOCK"). The Firm Stock and the Option Stock, if purchased, are hereinafter collectively called the "STOCK." This is to confirm the agreement concerning the purchase of the Stock from the Company by the Underwriters.

            1. Representations, Warranties and Agreements of the Company. The Company represents, warrants and agrees that:

            (a) A registration statement on Form S-1 relating to the Stock has
      (i) been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "SECURITIES ACT"), and the rules and regulations (the "RULES AND REGULATIONS") of the Securities and Exchange Commission (the "COMMISSION") thereunder; (ii) been filed with the Commission under the Securities Act; and (iii) become effective under the Securities Act. Copies of such registration statement and any amendment thereto have been delivered by the Company to you as the representatives (the "REPRESENTATIVES") of the Underwriters. As used in this Agreement:

                  (i) "APPLICABLE TIME" means [ ] [a.m.][p.m.] (New York City time) on the date of this Agreement;

                  (ii) "EFFECTIVE DATE" means the date and time as of which such registration statement[, or the most recent post-effective amendment thereto,] was declared effective by the Commission;
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                                                                               2


                  (iii) "ISSUER FREE WRITING PROSPECTUS" means each "free
            writing prospectus" (as defined in Rule 405 of the Rules and Regulations) prepared by or on behalf of the Company or used or referred to by the Company in connection with the offering of the Stock;

                  (iv) "PRELIMINARY PROSPECTUS" means any preliminary prospectus relating to the Stock included in such registration statement or filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations;

                  (v) "PRICING DISCLOSURE PACKAGE" means, as of the Applicable
            Time, the most recent Preliminary Prospectus, together with each Issuer Free Writing Prospectus filed or used by the Company on or before the Applicable Time, other than a road show that is an Issuer Free Writing Prospectus but is not required to be filed under Rule 433 of the Rules and Regulations;

                  (vi) "PROSPECTUS" means the final prospectus relating to the
            Stock, as filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations; and

                  (vii) "REGISTRATION STATEMENT" means such registration
            statement, as amended as of the Effective Date, including any Preliminary Prospectus or the Prospectus and all exhibits to such registration statement.

      The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending the effectiveness of the Registration Statement, and no proceeding or examination for such purpose has been instituted or, to the Company's knowledge, threatened by the Commission.

            (b) The Company was not at the time of initial filing of the Registration Statement and at the earliest time thereafter that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the Rules and Regulations) of the Stock, is not on the date hereof and will not be on the applicable Delivery Date (as defined in Section 4) an "ineligible issuer" (as defined in Rule 405).

            (c) The Registration Statement conformed and will conform in all material respects on the Effective Date and on the applicable Delivery Date, and any amendment to the Registration Statement filed after the date hereof will conform in all material respects when filed, to the requirements of the Securities Act and the Rules and Regulations. The Preliminary Prospectus conformed, and the Prospectus will conform, in all material respects when filed with the Commission pursuant to Rule 424(b) and on the applicable Delivery Date to the requirements of the Securities Act and the Rules and Regulations.

            (d) The Registration Statement did not, as of the Effective Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 8(e).

            (e) The Prospectus will not, as of its date and on the applicable Delivery Date, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Prospectus in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 8(e).

            (f) The Pricing Disclosure Package, when considered together with the public offering price of the Stock, number of shares of Stock and the underwriting discount included on the cover page of the Prospectus, as of the Applicable Time, did not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Pricing Disclosure Package in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in
      Section 8(e).

            (g) Each Issuer Free Writing Prospectus (including, without limitation, any road show that is a free writing prospectus under Rule
      433), when considered together with the public offering price of the Stock, number of shares of Stock and the underwriting discount included on the cover page of the Prospectus and the Pricing Disclosure Package, as of the Applicable Time, did not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            (h) Each Issuer Free Writing Prospectus conformed or will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations on the date of first use, and the Company has complied with all prospectus delivery and any filing requirements applicable to such Issuer Free Writing Prospectus pursuant to the Rules and Regulations. The Company has not made any offer relating to the Stock that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Representatives. The Company has retained in accordance with the Rules and Regulations all Issuer Free Writing Prospectuses that were not required to be filed pursuant to the Rules and Regulations. The Company has taken all actions necessary so that any "road show" (as defined in Rule 433 of the Rules and Regulations) in connection with the offering of the Stock will not be required to be filed pursuant to the Rules and Regulations.

            (i) Each of the Company and its subsidiaries (as defined in Section
      17) has been duly organized, is validly existing and, except for subsidiaries that are partnerships, in good standing as a corporation or other business entity under the laws of its jurisdiction of organization and is duly qualified to do business and, except for subsidiaries that are partnerships, in good standing as a foreign corporation or other business entity in each jurisdiction in which its ownership or lease of property or the conduct of its businesses requires such qualification, except where the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, financial condition, results of operations or prospects of the Company and its subsidiaries, taken as a whole (a "MATERIAL ADVERSE EFFECT"). Each of the Company and its subsidiaries has all corporate, partnership or limited liability company power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged, except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Exhibit 21.1 to the Registration Statement. None of the subsidiaries of the Company other than MAPCO Express, Inc. and Delek Refining, Inc. is a "significant subsidiary" (as defined in Rule 405).

            (j) The Company has an authorized capitalization as set forth in each of the most recent Preliminary Prospectus and the Prospectus, and all of the issued shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and non-assessable, conform in all material respects to the description thereof contained in each of the most recent Preliminary Prospectus and the Prospectus and were issued in compliance with federal and state securities laws and not in violation of any preemptive right, resale right, right of first refusal or similar right. All of the Company's outstanding options, warrants and other rights to purchase or exchange any securities for shares of the Company's capital stock have been duly authorized and validly issued, conform in all material respects to the description thereof contained in each of the most recent Preliminary Prospectus and the Prospectus and were issued in compliance with federal and state securities laws. All of the issued shares of capital stock of each subsidiary of the Company that is a corporation have been duly authorized and validly issued and are fully paid and non-assessable; all of the outstanding partnership interests of Delek Refining, Ltd. have been duly authorized and validly issued; all of the outstanding membership interests of Delek U.S. Refining GP, LLC have been duly authorized and validly issued; and all of the issued shares of capital stock, partnership interests and membership interests of each subsidiary of the Company are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims, except for such liens, encumbrances, equities or claims (i) created under debt agreements referred to or described in the most recent Preliminary Prospectus and the Prospectus or filed as exhibits to the Registration Statement, or (ii) as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

            (k) The shares of the Stock to be issued and sold by the Company to the Underwriters hereunder have been duly authorized and, upon payment and delivery in accordance with this Agreement, will be validly issued, fully paid and non-assessable, will conform to the description thereof contained in each of the most recent Preliminary Prospectus and the Prospectus, will be issued in compliance with federal and state securities laws and will be free of statutory and contractual preemptive rights, rights of first refusal and similar rights.

            (l) The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement. This Agreement has been duly and validly authorized, executed and delivered by the Company.

            (m) The execution, delivery and performance of this Agreement by the Company, the consummation of the transactions contemplated hereby and the application of the proceeds from the sale of the Stock as described under "Use of Proceeds" in each of the most recent Preliminary Prospectus and the Prospectus will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, impose any lien, charge or encumbrance upon any property or assets of the Company and its subsidiaries, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, license or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject;
      (ii) result in any violation of the provisions of the charter or by-laws (or similar organizational documents) of the Company or any of its subsidiaries; or (iii) result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets, except, in the case of clause (i) or (iii), where such conflict, breach, violation, imposition of a lien, charge or encumbrance or default would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

            (n) No consent, approval, authorization or order of, or filing or registration with, any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets is required for the execution, delivery and performance of this Agreement by the Company, the consummation of the transactions contemplated hereby, the application of the proceeds from the sale of the Stock as described under "Use of Proceeds" in each of the most recent Preliminary Prospectus and the Prospectus, except for the registration of the Stock under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and applicable state securities laws in connection with the purchase and sale of the Stock by the Underwriters, and such consents as may be required by the New York Stock Exchange or the by-laws and rules of the National Association of Securities Dealers, Inc. (the "NASD") in connection with the purchase and distribution of the Stock by the Underwriters.

            (o) Except as identified in the most recent Preliminary Prospectus and the Prospectus or filed as exhibits to the Registration Statement, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

            (p) The Company has not sold or issued any securities that would be integrated with the offering of the Stock contemplated by this Agreement pursuant to the Securities Act, the Rules and Regulations or the interpretations thereof by the Commission.

            (q) (i) Neither the Company nor any of its subsidiaries has sustained, since the date of the latest audited financial statements included in the most recent Preliminary Prospectus, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, and (ii) since such date, there has not been any change in the capital stock or increase in the long-term debt of the Company or any of its subsidiaries or any adverse change, or any development involving a prospective adverse change, in or affecting the business, financial condition, results of operations or prospects of the Company and its subsidiaries taken as a whole, in the case of clause (i) or (ii), except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

            (r) Since the date as of which information is given in the most recent Preliminary Prospectus and except as may otherwise be described in the most recent Preliminary Prospectus, the Company has not (i) incurred any material liability or obligation, direct or contingent, other than liabilities and obligations that were incurred in the ordinary course of business, (ii) entered into any material transaction not in the ordinary course of business or (iii) declared or paid any dividend on its capital stock.

            (s) The historical financial statements (including the related notes and supporting schedules) of the Company and, to the Company's knowledge, the historical financial statements (including the related notes and supporting schedules) of the Tyler Refinery and McMurrey Pipeline and Williamson Oil Co., Inc. and Subsidiaries included in the most recent Preliminary Prospectus comply as to form in all material respects with the applicable requirements of Regulation S-X under the Securities Act and present fairly the financial condition, results of operations and cash flows of the entities purported to be shown thereby at the dates and for the periods indicated and have been prepared in conformity with accounting principles generally accepted in the United States applied on a consistent basis throughout the periods involved.

            (t) The pro forma financial statements included in the most recent Preliminary Prospectus include assumptions that provide a reasonable basis for presenting the significant effects directly attributable to the transactions and events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma adjustments reflect the proper application of those adjustments to the historical financial statement amounts in the pro forma financial statements included in the most recent Preliminary Prospectus. The pro forma financial statements included in the most recent Preliminary Prospectus comply as to form in all material respects with the applicable requirements of Regulation S-X under the Act.

            (u) Ernst & Young LLP, who have audited certain financial statements of the Company and its consolidated subsidiaries, whose report appears in the most recent Preliminary Prospectus and who have delivered the initial letter referred to in Section 7(g) hereof, are an independent registered public accounting firm with respect to the Company for the fiscal years ended December 31, 2002, 2003 and 2005 as required by the Securities Act and the Rules and Regulations; and Mayer Hoffman McCann P.C., whose report appears in the most recent Preliminary Prospectus and who have delivered the initial letter referred to in Section 7(i) hereof, are an independent registered public accounting firm with respect to the Company for the year ended December 31, 2004 as required by the Securities Act and the Rules and Regulations.

            (v) The Company and each of its subsidiaries have good and marketable title in fee simple to all real property used in the ordinary course of business by the Company or its subsidiaries and good and marketable title to all personal property owned by them, in each case free and clear of all monetary liens (other than for real property taxes and assessments not yet due and payable), except such as are described in the most recent Preliminary Prospectus or such as do not materially interfere with the use made of such property by the Company and its subsidiaries, and all assets held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases, with such exceptions as do not materially interfere with the use made of such assets by the Company and its subsidiaries.

            (w) The Company and each of its subsidiaries carry, or are covered by, insurance from insurers of recognized financial responsibility in such amounts and covering such risks as the Company and its subsidiaries reasonably consider adequate for the conduct of their respective businesses and the value of their respective properties. All such policies of insurance of the Company and its subsidiaries are in full force and effect. There are no material claims by the Company or any of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause. The Company and its subsidiaries reasonably believe that they will be able to renew their existing insurance coverage as and when such coverage expires or to obtain replacement coverage adequate for the conduct of their respective businesses at a cost that would not reasonably be expected to have a Material Adverse Effect.

            (x) The statistical and market-related data included under the captions "Prospectus Summary," "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Our Industry" and "Business" in the most recent Preliminary Prospectus are based on or derived from sources that the Company believes to be reliable and accurate in all material respects.

            (y) Neither the Company nor any subsidiary is, and as of the applicable Delivery Date and, after giving effect to the offer and sale of the Stock and the application of the net proceeds therefrom as described under "Use of Proceeds" in the most recent Preliminary Prospectus and the Prospectus, none of them will be, (i) an "investment company" within the meaning of such term under the Investment Company Act of 1940, as amended (the "INVESTMENT COMPANY ACT"), and the rules and regulations of the Commission thereunder or (ii) a "business development company" (as defined in Section 2(a)(48) of the Investment Company Act).

            (z) There are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or would, individually or in the aggregate, reasonably be expected to have a material adverse effect on the performance of this Agreement by the Company or the consummation of the transactions contemplated hereby by the Company; and to the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or others.

            (aa) There are no legal or governmental proceedings or contracts or other documents of a character required to be described in the Registration Statement or the most recent Preliminary Prospectus or, in the case of documents, to be filed as exhibits to the Registration Statement, that are not described and filed as required. Neither the Company nor any of its subsidiaries has knowledge that any other party to any such contract, agreement or arrangement has any intention not to perform in all material respects as contemplated by the terms thereof; and that statements made in the most recent Preliminary Prospectus under the caption "Business - Government Regulation and Environmental Matters" insofar as they describe the terms of statutes, rules or regulations, legal or governmental proceedings or contracts and other documents, accurately describe the terms of such statutes, rules and regulations, legal and governmental proceedings and contracts and other documents in all material respects.

            (bb) Except as described in the most recent Preliminary Prospectus, no relationship, direct or indirect, exists between or among the Company, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company, on the other hand, that is required to be described in the most recent Preliminary Prospectus or the Prospectus which is not so described.

            (cc) No labor disturbance by the employees of the Company or its subsidiaries exists or, to the knowledge of the Company, is imminent that would reasonably be expected to have a Material Adverse Effect.

            (dd) (i) Each "employee benefit plan" (within the meaning of Section 3(3) of the Employee Retirement Security Act of 1974, as amended ("ERISA")) for which the Company or any member of its "Controlled Group" (defined as any organization which is a member of a controlled group of corporations within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended (the "CODE")) would have any liability (each a "PLAN") has been maintained in all material respects in compliance with its terms and with the requirements of all applicable statutes, rules and regulations including ERISA and the Code; (ii) with respect to each Plan subject to Title IV of ERISA (a) no "reportable event" (within the meaning of Section 4043(c) of ERISA) has occurred or is reasonably expected to occur, (b) no "accumulated funding deficiency" (within the meaning of Section 302 of ERISA or Section 412 of the Code), whether or not waived, has occurred or is reasonably expected to occur, (c) the fair market value of the assets under each Plan exceeds the present value of all benefits accrued under such Plan (determined based on those assumptions used to fund such Plan) and (d) neither the Company or any member of its Controlled Group has incurred, or reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to the PBGC in the ordinary course and without default) in respect of a Plan (including a "multiemployer plan", within the meaning of Section 4001(c)(3) of ERISA); and (iii) each Plan that is intended to be qualified under Section 401(a) of the Code has received a favorable determination or opinion letter from the Internal Revenue Service that it is so qualified and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

            (ee) (i) The Company and each of its subsidiaries have filed all federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof, subject to permitted extensions, and have paid all taxes due thereon, and (ii) no tax deficiency has been determined adversely to the Company or any of its subsidiaries which is currently outstanding, except, in the case of clause
      (i) or (ii), as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

            (ff) There are no transfer taxes or other similar fees or charges under Federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance by the Company or sale by the Company of the Stock.

            (gg) Neither the Company nor any of its subsidiaries (i) is in violation of its charter or by-laws (or similar organizational documents),
      (ii) is in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, license or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) is in violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over it or its property or assets or has failed to obtain any license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, except in the case of clauses (ii) and (iii), to the extent any such conflict, breach, violation or default would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

            (hh) The Company and each of its subsidiaries (i) maintain records that in reasonable detail accurately and fairly reflect transactions and dispositions of assets and (ii) maintain a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management's general or specific authorizations, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (C) access to assets is permitted only in accordance with management's general or specific authorization and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any material differences.

            (ii) Except as disclosed in the most recent Preliminary Prospectus, since the date of the most recent balance sheet of the Company and its consolidated subsidiaries reviewed or audited by Ernst & Young LLP, the Company has not been advised of (A) any significant deficiencies in the design or operation of internal controls that would reasonably be expected to adversely affect the ability of the Company and each of its subsidiaries to record, process, summarize and report financial data, or any material weaknesses in internal controls and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls of the Company and each of its subsidiaries.

            (jj) The Company and its directors or officers, in their capacities as such, are in compliance, in all material respects, with the applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith.

            (kk) The section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations - Critical Accounting Policies" in the most recent Preliminary Prospectus accurately and fully describes (A) the accounting policies that the Company believes are the most important in the portrayal of the Company's financial condition and results of operations and that require management's most difficult, subjective or complex judgments ("CRITICAL ACCOUNTING POLICIES"); (B) the judgments and uncertainties affecting the application of Critical Accounting Policies; and (C) the likelihood that materially different amounts would be reported under different conditions or using different assumptions and an explanation thereof.

            (ll) The Company and each of its subsidiaries have such permits, licenses, patents, franchises, certificates of need and other approvals or authorizations of governmental or regulatory authorities ("PERMITS") as are necessary under applicable law to own their properties and conduct their businesses in the manner described in the most recent Preliminary Prospectus, except for any of the foregoing that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or except as described in the most recent Preliminary Prospectus; each of the Company and its subsidiaries has fulfilled and performed all of its material obligations with respect to the Permits, and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other impairment of the rights of the holder or any such Permits, except for any of the foregoing that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or except as described in the most recent Preliminary Prospectus.

            (mm) The Company and each of its subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, know-how, software, systems and technology (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of their respective businesses, and, to the Company's knowledge, the conduct of their respective businesses will not conflict with, and the Company and its subsidiaries have not received any notice of any claim of conflict with, any such rights of others, except for any of the foregoing that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

            (nn) The Company and each of its subsidiaries (i) are, and at all times prior hereto were, in compliance with all applicable laws, regulations, ordinances, rules, orders, judgments, decrees, permits or other legal requirements of any governmental authority, including without limitation any national, state, regional, or local authority, relating to the protection of human health or safety, the environment, or natural resources, or to hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS") applicable to such entity, which compliance includes, without limitation, obtaining, maintaining and complying with all permits and authorizations and approvals required by Environmental Laws to conduct their respective businesses, and (ii) have not received notice of any actual or alleged violation of Environmental Laws, or of any potential liability for or other obligation concerning the presence, disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except in the case of clause (i) or (ii) where such non-compliance, violation, liability, or other obligation would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or has been described in the most recent Preliminary Prospectus. Except as described in the most recent Preliminary Prospectus, (A) there are no proceedings that are pending, or, to the knowledge of the Company, contemplated, against the Company or any of its subsidiaries under Environmental Laws in which a governmental authority is also a party, other than such proceedings regarding which it is reasonably believed no monetary sanctions of $100,000 or more will be imposed, and
      (B) the Company and its subsidiaries have not received written notice of any threatened action, claim or notice of non-compliance or violation, investigation or proceeding with respect to Environmental Laws, or liabilities or other obligations under Environmental Laws or concerning hazardous or toxic substances or wastes, pollutants or contaminants, that would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

            (oo) Neither the Company nor any subsidiary is in violation of or has received notice of any violation with respect to any federal or state law relating to discrimination in the hiring, promotion or pay of employees, nor any applicable federal or state wage and hour laws, nor any state law precluding the denial of credit due to the neighborhood in which a property is situated, except for those violations that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Affect.

            (pp) Except as described in or contemplated by the most recent Preliminary Prospectus, no subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary's capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary's property or assets to the Company or any other subsidiary of the Company.

            (qq) Neither the Company nor any of its subsidiaries, nor, to the knowledge of the Company, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries, has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

            (rr) The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the "MONEY LAUNDERING LAWS") and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened, except, in each case, as would not reasonably be expected to have a Material Adverse Effect.

            (ss) Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department ("OFAC"); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

            (tt) Each Preliminary Prospectus, the Prospectus and each Issuer Free Writing Prospectus comply, and any further amendments or supplements thereto will comply, in all material respects, with any applicable laws or regulations of foreign jurisdictions in which such Preliminary Prospectus, Prospectus or such Issuer Free Writing Prospectus, as amended or supplemented, if applicable, are distributed in connection with the Directed Share Program described in Section 3. No consent, approval, authorization or order of, or filing or registration with, any court or governmental agency or body, other than such as have been obtained, is required under the securities laws and regulations of any foreign jurisdiction in which the Directed Shares are offered or sold outside the United States.

            (uu) The Company has not offered, or caused Lehman Brothers Inc. to offer, Stock to any person pursuant to the Directed Share Program with the specific intent to unlawfully influence (i) a customer or supplier of the Company to alter the customer's or supplier's level or type of business with the Company or (ii) a trade journalist or publication to write or publish favorable information about the Company, its business or its products.

            (vv) The Company has not distributed and, prior to the later to occur of any Delivery Date and completion of the distribution of the Stock, will not distribute any offering material in connection with the offering and sale of the Stock other than any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus to which the Representatives have consented in accordance with Section 1(h) or 5(a)(vi) and any Issuer Free Writing Prospectus set forth on Schedule 3 hereto and, in connection with the Directed Share Program described in Section 3, the enrollment materials prepared by Lehman Brothers Inc.

            (ww) The Company has not taken and will not take, directly or indirectly, any action designed to or that has constituted or that would reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the shares of the Stock.

            (xx) The Stock has been approved for listing, subject to official notice of issuance and evidence of satisfactory distribution, on the New York Stock Exchange.

            Any certificate signed by any two officers of the Company and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Stock shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

            2. Purchase of the Stock by the Underwriters. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Company agrees to sell 10,000,000 shares of the Firm Stock to the several Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase the number of shares of the Firm Stock set forth opposite that Underwriter's name in Schedule 1 hereto. The respective purchase obligations of the Underwriters with respect to the Firm Stock shall be rounded among the Underwriters to avoid fractional shares, as the Representatives may determine.

            In addition, the Company grants to the Underwriters an option to purchase up to 1,500,000 additional shares of Option Stock. Such option is exercisable in the event that the Underwriters sell more shares of Common Stock than the number of shares of Firm Stock in the offering and as set forth in
Section 4 hereof. Each Underwriter agrees, severally and not jointly, to purchase the number of shares of Option Stock (subject to such adjustments to eliminate fractional shares as the Representatives may determine) that bears the same proportion to the total number of shares of Option Stock to be sold on such Delivery Date as the number of shares of Firm Stock set forth in Schedule 1 hereto opposite the name of such Underwriter bears to the total number of shares of Firm Stock.

            The price of both the Firm Stock and any Option Stock purchased by the Underwriters shall be $- per share.

            The Company shall not be obligated to deliver any of the Firm Stock or Option Stock to be delivered on the applicable Delivery Date, except upon payment for all such Stock to be purchased on such Delivery Date as provided herein.

            3. Offering of Stock by the Underwriters. Upon authorization by the Representatives of the release of the Firm Stock, the several Underwriters propose to offer the Firm Stock for sale upon the terms and conditions to be set forth in the Prospectus.

            It is understood that approximately 500,000 shares of the Firm Stock (the "DIRECTED SHARES") will initially be reserved by the several Underwriters for offer and sale upon the terms and conditions to be set forth in the Prospectus and in accordance with the rules and regulations of the NASD to employees of the Company and its subsidiaries and persons having business relationships with the Company and its subsidiaries who have heretofore delivered to Lehman Brothers Inc. indications of interest to purchase shares of Firm Stock in form satisfactory to Lehman Brothers Inc. (such program, the "DIRECTED SHARE PROGRAM") and that any allocation of such Firm Stock among such persons will be made in accordance with timely directions received by Lehman Brothers Inc. from the Company; provided that under no circumstances will Lehman Brothers Inc. or any Underwriter be liable to the Company or to any such person for any action taken or omitted in good faith in connection with such Directed Share Program. It is further understood that any Directed Shares not affirmatively reconfirmed for purchase by any participant in the Directed Share Program by 10:00 A.M., New York City time, on the date hereof or otherwise not purchased by such persons will be offered by the Underwriters to the public upon the terms and conditions set forth in the Prospectus.

            The Company agrees to pay all reasonable fees and disbursements incurred by the Underwriters in connection with the Directed Share Program and any stamp duties or other taxes incurred by the Underwriters in connection with the Directed Share Program.

            4. Delivery of and Payment for the Stock. Delivery of and payment for the Firm Stock shall be made at 10:00 A.M., New York City time, on the third full business day following the date of this Agreement or at such other date or place as shall be determined by agreement between the Representatives and the Company. This date and time are sometimes referred to as the "INITIAL DELIVERY DATE." Delivery of the Firm Stock shall be made to the Representatives for the account of each Underwriter against payment by the several Underwriters through the Representatives and of the respective aggregate purchase prices of the Firm Stock being sold by the Company to or upon the order of the Company of the purchase price by wire transfer in immediately available funds to the accounts specified by the Company. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. The Company shall deliver the Firm Stock through the facilities of The Depository Trust Company ("DTC") unless the Representatives shall otherwise instruct.

            The option granted in Section 2 will expire 30 days after the date of this Agreement and may be exercised in whole or from time to time in part by written notice being given to the Company by the Representatives; provided that if such date falls on a day that is not a business day, the option granted in
Section 2 will expire on the next succeeding business day. Such notice shall set forth the aggregate number of shares of Option Stock as to which the option is being exercised, the names in which the shares of Option Stock are to be registered, the denominations in which the shares of Option Stock are to be issued and the date and time, as determined by the Representatives, when the shares of Option Stock are to be delivered; provided, however, that this date and time shall not be earlier than the Initial Delivery Date nor earlier than the second business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised. Each date and time the shares of Option Stock are delivered is sometimes referred to as an "OPTION STOCK DELIVERY DATE," and the Initial Delivery Date and any Option Stock Delivery Date are sometimes each referred to as a "DELIVERY DATE."

            Delivery of the Option Stock by the Company and payment for the Option Stock by the several Underwriters through the Representatives shall be made at 10:00 A.M., New York City time, on the date specified in the corresponding notice described in the preceding paragraph or at such other date or place as shall be determined by agreement between the Representatives and the Company. On the Option Stock Delivery Date, the Company shall deliver or cause to be delivered the Option Stock to the Representatives for the account of each Underwriter against payment by the several Underwriters through the Representatives and of the respective aggregate purchase prices of the Option Stock being sold by the Company to or upon the order of the Company of the purchase price by wire transfer in immediately available funds to the accounts specified by the Company. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. The Company shall deliver the Option Stock through the facilities of DTC unless the Representatives shall otherwise instruct.

            5. Further Agreements of the Company and the Underwriters. (a) The Company agrees:

            (i) To prepare the Prospectus in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement; to make no further amendment or any supplement to the Registration Statement or the Prospectus prior to the last Delivery Date except as provided herein; to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment or supplement to the Registration Statement or the Prospectus has been filed and to furnish the Representatives with copies thereof; to advise the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus, of the suspension of the qualification of the Stock for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding or examination for any such purpose or of any request by the Commission for the amending or supplementing of the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus or suspending any such qualification, to use promptly its reasonable best efforts to obtain its withdrawal;

            (ii) To furnish promptly to each of the Representatives and to counsel for the Underwriters a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;

            (iii) To deliver promptly to the Representatives such number of the following documents as the Representatives shall reasonably request: (A) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement and the computation of per share earnings), (B) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus and (C) each Issuer Free Writing Prospectus; and, if the delivery of a prospectus is required at any time after the date hereof in connection with the offering or sale of the Stock or any other securities relating thereto and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus in order to comply with the Securities Act, to notify the Representatives and, upon their request, to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended or supplemented Prospectus that will correct such statement or omission or effect such compliance;

            (iv) To file promptly with the Commission any amendment or supplement to the Registration Statement or the Prospectus that may, in the judgment of the Company or the Representatives, be required by the Securities Act or requested by the Commission;

            (v) Prior to filing with the Commission any amendment or supplement to the Registration Statement or the Prospectus, to furnish a copy thereof to the Representatives and counsel for the Underwriters and obtain the consent of the Representatives to the filing;

            (vi) Not to make any offer relating to the Stock that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Representatives;

            (vii) To retain in accordance with the Rules and Regulations all Issuer Free Writing Prospectuses not required to be filed pursuant to the Rules and Regulations; and if at any time after the date hereof any events shall have occurred as a result of which any Issuer Free Writing Prospectus, as then amended or supplemented, would conflict with the information in the Registration Statement, the most recent Preliminary Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or, if for any other reason it shall be necessary to amend or supplement any Issuer Free Writing Prospectus, to notify the Representatives and, upon their request, to file such document and to prepare and furnish without charge to each Underwriter as many copies as the Representatives may from time to time reasonably request of an amended or supplemented Issuer Free Writing Prospectus that will correct such conflict, statement or omission or effect such compliance;

            (viii)As soon as practicable after the Effective Date (it being understood that the Company shall have until at least 410 or, if the fourth quarter following the fiscal quarter that includes the Effective Date is the last fiscal quarter of the Company's fiscal year, 455 days after the end of the Company's current fiscal quarter), to make generally available to the Company's security holders and to deliver to the Representatives an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158);

            (ix) Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Stock for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Stock; provided that in connection therewith the Company shall not be required to
      (i) qualify as a foreign corporation in any jurisdiction in which it would not otherwise be required to so qualify, (ii) file a general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any jurisdiction in which it would not otherwise be subject;

            (x) For a period commencing on the date hereof and ending on the 180th day after the date of the Prospectus (the "LOCK-UP PERIOD"), not to, directly or indirectly, (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock or securities convertible into or exchangeable for Common Stock (other than (i) the Stock and shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans existing on the date hereof or pursuant to currently outstanding options, warrants or rights, or (ii) Common Stock, shares, options, warrants or other securities convertible into or exchangeable for Common Stock issued as consideration in bona fide merger or acquisition transactions and which represent in the aggregate no more than __% of the Company's outstanding Common Stock), or sell or grant options, rights or warrants with respect to any shares of Common Stock or securities convertible into or exchangeable for Common Stock (other than the grant of options pursuant to option plans existing on the date hereof or contemplated to be adopted as disclosed in the most recent Preliminary Prospectus), (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock, whether any such transaction described in clause
      (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, (3) file or cause to be filed a registration statement, including any amendments, with respect to the registration of any shares of Common Stock or securities convertible, exercisable or exchangeable into Common Stock or any other securities of the Company (other than any registration statement on Form S-8) or (4) publicly disclose the intention to do any of the foregoing, in each case without the prior written consent of

      Lehman Brothers Inc. and Citigroup Global Markets Inc., on behalf of the Underwriters, and to cause each officer, key employee, director and stockholder of the Company or other person set forth on Schedule 2 hereto to furnish to the Representatives, prior to the Initial Delivery Date, a letter or letters, substantially in the form of Exhibit A hereto (the "LOCK-UP AGREEMENTS"); notwithstanding the foregoing, if (1) during the last 17 days of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs or (2) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, then the restrictions imposed in this paragraph shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the announcement of the material news or the occurrence of the material event, unless Lehman Brothers Inc. and Citigroup Global Markets Inc., on behalf of the Underwriters, waive such extension in writing;

            (xi) To apply the net proceeds from the sale of the Stock being sold by the Company as set forth in the Prospectus;

            (xii) In connection with the Directed Share Program, to ensure that the Directed Shares will be restricted from sale, transfer, assignment, pledge or hypothecation to the same extent as sales and dispositions of Common Stock by the Company are restricted pursuant to Section 5(a)(x), and Lehman Brothers Inc. will notify the Company as to which Directed Share Participants will need to be so restricted. At the request of Lehman Brothers Inc., the Company will direct the transfer agent to place stop transfer restrictions upon such securities for such period of time as is consistent with Section 5(a)(x); and

            (xiii)To comply with all applicable securities and other applicable laws, rules and regulations in each foreign jurisdiction in which the Directed Shares are offered in connection with the Directed Share Program.

            (b) Each Underwriter severally agrees that such Underwriter has not, and shall not, include any "issuer information" (as defined in Rule 433) in any "free writing prospectus" (as defined in Rule 405) used or referred to by such Underwriter without the prior consent of the Company (any such issuer information with respect to whose use the Company has given its consent, "PERMITTED ISSUER INFORMATION"); provided that (i) no such consent shall be required with respect to any such issuer information contained in any document filed by the Company with the Commission prior to the use of such free writing prospectus and (ii) "issuer information," as used in this Section 5(b), shall not be deemed to include information prepared by or on behalf of such Underwriter on the basis of or derived from issuer information.

            6. Expenses. The Company agrees, whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, to pay all costs, expenses, fees and taxes incident to and in connection with
(a) the authorization, issuance, sale and delivery of the Stock and any stamp duties or other taxes payable in that connection, and the preparation and printing of certificates for the Stock; (b) the preparation, printing and filing under the Securities Act of the Registration Statement (including any exhibits thereto), any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and any amendment or supplement thereto; (c) the distribution of the Registration Statement (including any exhibits thereto), any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and any amendment or supplement thereto, all as provided in this Agreement; (d) any required review by the NASD of the terms of sale of the Stock (including related reasonable and documented fees and expenses of counsel to the Underwriters); (e) the listing of the Stock on the New York Stock Exchange and/or any other exchange; (f) the qualification of the Stock under the securities laws of the several jurisdictions as provided in Section 5(a)(ix) and the preparation, printing and distribution of a Blue Sky Memorandum (including related reasonable and documented fees and expenses of counsel to the Underwriters); (g) the offer and sale of shares of the Stock by the Underwriters in connection with the Directed Share Program, including the reasonable and documented fees and disbursements of counsel to the Underwriters related thereto, reasonable and documented costs and expenses of preparation, printing and distribution of the Directed Share Program material and all stamp duties or other taxes incurred by the Underwriters in connection with the Directed Share Program; (h) the investor presentations on any "road show" undertaken in connection with the marketing of the Stock, including, without limitation, reasonable expenses associated with any electronic roadshow, reasonable travel and lodging expenses of the representatives and officers of the Company and fifty percent (50%) of the cost of any aircraft chartered in connection with the road show (the remaining fifty percent (50%) of such cost to be collectively borne by the Underwriters); and (i) all other costs and expenses incident to the performance of the obligations of the Company under this Agreement; provided that, except as provided in this Section 6 and in Section 11, the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Stock which they may sell and the expenses of advertising any offering of the Stock made by the Underwriters.

            7. Conditions of Underwriters' Obligations. The respective obligations of the Underwriters hereunder are subject to the accuracy, when made and on each Delivery Date, of the representations and warranties of the Company contained herein, to the performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions:

            (a) The Prospectus shall have been timely filed with the Commission in accordance with Section 5(a)(i); the Company shall have complied with all filing requirements applicable to any Issuer Free Writing Prospectus used or referred to after the date hereof; no stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus shall have been issued and no proceeding or examination for such purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with.

            (b) No Underwriter shall have discovered and disclosed to the Company on or prior to such Delivery Date that the Registration Statement, the Prospectus or the Pricing Disclosure Package, or any amendment or supplement thereto, contains an untrue statement of a fact which, in the opinion of Simpson Thacher & Bartlett LLP, counsel for the Underwriters, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

            (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Stock, the Registration Statement, the Prospectus and any Issuer Free Writing Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

            (d) Fulbright & Jaworski L.L.P. shall have furnished to the Representatives its written opinion, as counsel to the Company, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Representatives, substantially in the form attached hereto as Exhibit B-1.

            (e) Kent B. Thomas shall have furnished to the Representatives his written opinion, as General Counsel and Secretary of the Company, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Representatives, substantially in the form attached hereto as Exhibit B-2.

            (f) The Representatives shall have received from Simpson Thacher & Bartlett LLP, counsel for the Underwriters, such opinion or opinions, dated such Delivery Date, with respect to the issuance and sale of the Stock, the Registration Statement, the Prospectus and the Pricing Disclosure Package and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

            (g) At the time of execution of this Agreement, the Representatives shall have received from Ernst & Young LLP a letter, in form and substance satisfactory to the Representatives, addressed to the Underwriters and dated the date hereof (i) confirming that they are an independent registered public accounting firm with respect to the Company for the fiscal years ended December 31, 2002, 2003 and 2005 within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the most recent Preliminary Prospectus, as of a date not more than three days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants' "comfort letters" to underwriters in connection with registered public offerings.

            (h) With respect to the letter of Ernst & Young LLP referred to in the preceding paragraph and delivered to the Representatives concurrently with the execution of this Agreement (the "E&Y INITIAL LETTER"), the Company shall have furnished to the Representatives a letter (the "E&Y BRING-DOWN LETTER") of such accountants, addressed to the Underwriters and dated such Delivery Date (i) confirming that they are an independent registered public accounting firm with respect to the Company for the fiscal years ended December 31, 2002, 2003 and 2005 within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the E&Y bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than three days prior to the date of the E&Y bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the E&Y initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the E&Y initial letter.

            (i) At the time of execution of this Agreement, the Representatives shall have received from Mayer Hoffman McCann P.C. a letter, in form and substance satisfactory to the Representatives, addressed to the Underwriters and dated the date hereof (i) confirming that they are an independent registered public accounting firm with respect to the Company for fiscal year ended December 31, 2004 within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the most recent Preliminary Prospectus, as of a date not more than three days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants' "comfort letters" to underwriters in connection with registered public offerings.

            (j) With respect to the letter of Mayer Hoffman McCann P.C. referred to in the preceding paragraph and delivered to the Representatives concurrently with the execution of this Agreement (the "MHM INITIAL LETTER"), the Company shall have furnished to the Representatives a letter (the "MHM BRING-DOWN LETTER") of such accountants, addressed to the Underwriters and dated such Delivery Date (i) confirming that they are an independent registered public accounting firm with respect to the Company for the fiscal year ended December 31, 2004 within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the MHM bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than three days prior to the date of the MHM bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the MHM initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the MHM initial letter.

            (k) The Company shall have furnished to the Representatives a certificate, dated such Delivery Date, of its Chief Executive Officer and its principal financial officer stating that:

                  (i) The representations, warranties and agreements of the
            Company in Section 1 are true and correct on and as of such Delivery Date, and the Company has complied with all its agreements contained herein and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to such Delivery Date;

                  (ii) No stop order suspending the effectiveness of the
            Registration Statement has been issued; and no proceedings or examination for that purpose have been instituted or, to the knowledge of such officers, threatened; and

                  (iii) They have carefully examined the Registration Statement, the Prospectus and the Pricing Disclosure Package, and, in their opinion, (A) (1) the Registration Statement, as of the Effective Date, (2) the Prospectus, as of its date and on the applicable Delivery Date, or (3) the Pricing Disclosure Package, when considered together with the public offering price of the Stock, number of shares of Stock and the underwriting discount included on the cover page of the Prospectus, as of the Applicable Time, did not and do not contain any untrue statement of a material fact and did not and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (except in the case of the Registration Statement, in the light of the circumstances under which they were made) not misleading, and (B) since the Effective Date, no event has occurred that should have been set forth in a supplement or amendment to the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus that has not been so set forth.

            (l) (i) Neither the Company nor any of its subsidiaries shall have sustained, since the date of the latest audited financial statements included in the most recent Preliminary Prospectus, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree or (ii) except as described in the most recent Preliminary Prospectus, since such date there shall not have been any change in the capital stock or increase in the long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the business, financial condition, results of operations or prospects of the Company and its subsidiaries taken as a whole, the effect of which, in any such case described in clause (i) or (ii), is, in the reasonable judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Stock being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

            (m) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or materially limited or the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by federal or state authorities, (iii) the

      United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions, including, without limitation, as a result of terrorist activities after the date hereof (or the effect of international conditions on the financial markets in the United States shall be such), as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the public offering or delivery of the Stock being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

            (n) The New York Stock Exchange shall have approved the Stock for listing, subject only to official notice of issuance and evidence of satisfactory distribution.

            (o) The Lock-Up Agreements between the Representatives and the officers, key employees, directors and stockholders of the Company or other persons set forth on Schedule 2, delivered to the Representatives on or before the date of this Agreement, shall be in full force and effect on such Delivery Date.

            All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

            8. Indemnification and Contribution.

            (a) The Company shall indemnify and hold harmless each Underwriter, its directors, officers and employees and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Stock), to which that Underwriter, director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in (A) any Preliminary Prospectus, the Registration Statement, the Prospectus or in any amendment or supplement thereto, (B) any Issuer Free Writing Prospectus or in any amendment or supplement thereto or (C) any Permitted Issuer Information used or referred to in any "free writing prospectus" (as defined in Rule 405) used or referred to by any Underwriter, (D) any "road show" (as defined in Rule 433) not constituting an Issuer Free Writing Prospectus (a "NON-PROSPECTUS ROAD SHOW") or (E) any Blue Sky application or other document prepared or executed by the Company (or based upon any written information furnished by the Company for use therein) specifically for the purpose of qualifying any or all of the Stock under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a "BLUE SKY APPLICATION"), (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Permitted Issuer Information, any Non-Prospectus Road Show or any Blue Sky Application, any material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Stock or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Company shall not be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its gross negligence or willful misconduct), and shall reimburse each Underwriter and each such director, officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any such amendment or supplement thereto or in any Permitted Issuer Information, any Non-Prospectus Road Show or any Blue Sky Application, in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information consists solely of the information specified in Section 8(e). The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any Underwriter or to any director, officer, employee or controlling person of that Underwriter.

            (b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, its directors (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company), officers and employees, and each person who controls the Company within the meaning of Section 15 of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Non-Prospectus Road Show or Blue Sky Application, or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Non-Prospectus Road Show or Blue Sky Application, any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Representatives by or on behalf of that Underwriter specifically for inclusion therein, which information is limited to the information set forth in Section 8(e), and shall reimburse the Company, its directors, officers, employees or controlling persons promptly upon demand for any legal or other expenses reasonably incurred by the Company or such director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability that any Underwriter may otherwise have to the Company or any such director, officer, employee or controlling person.

            (c) Promptly after receipt by an indemnified party under this
      Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this
      Section 8 except to the extent it has been materially prejudiced by such failure and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 8. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Representatives shall have the right to employ counsel to represent jointly the Representatives and those other Underwriters and their respective directors, officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriters against the Company under this
      Section 8 if (i) the Company and the Underwriters shall have so mutually agreed; (ii) the Company has failed within a reasonable time to retain counsel reasonably satisfactory to the Underwriters; (iii) the Underwriters and their respective directors, officers, employees and controlling persons shall have reasonably concluded that there may be legal defenses available to them that are different from or in addition to those available to the Company; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Underwriters or their respective directors, officers, employees or controlling persons, on the one hand, and the Company, on the other hand, and representation of both sets of parties by the same counsel would be inappropriate due to actual or potential differing interests between them, and in any such event the fees and expenses of such separate counsel shall be paid by the Company; it being understood, however, that the Company shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) incurred by the indemnified parties in any one proceeding or series of related proceedings. No indemnifying party shall
      (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include any findings of fact or admissions of fault or culpability as to the indemnified party, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

            (d) If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a), 8(b) or 8(f) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company, on the one hand, and the Underwriters, on the other, from the offering of the Stock or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and the Underwriters, on the other, with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Underwriters, on the other, with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Stock purchased under this Agreement (before deducting expenses) received by the Company, as set forth in the table on the cover page of the Prospectus, on the one hand, and the total underwriting discounts and commissions received by the Underwriters with respect to the shares of the Stock purchased under this Agreement, as set forth in the table on the cover page of the Prospectus, on the other hand. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 8(d) shall be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
      Section 8(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the net proceeds from the sale of the Stock underwritten by it exceeds the amount of any damages that such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 8(d) are several in proportion to their respective underwriting obligations and not joint.

            (e) The Underwriters severally confirm and the Company acknowledges and agrees that the statements regarding delivery of shares by the Underwriters set forth on the cover page of, and the concession figure and the paragraphs relating to stabilization, short positions and penalty bids, electronic distribution and discretionary sales by the Underwriters appearing under the caption "Underwriting" in, the most recent Preliminary Prospectus and the Prospectus are correct and constitute the only information concerning such Underwriters furnished in writing to the Company by or on behalf of the Underwriters specifically for inclusion in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Non-Prospectus Road Show.

            (f) The Company shall indemnify and hold harmless Lehman Brothers Inc. (including its directors, officers and employees) and each person, if any, who controls Lehman Brothers Inc. within the meaning of Section 15 of the Securities Act ("LEHMAN BROTHERS ENTITIES"), from and against any loss, claim, damage or liability or any action in respect thereof to which any of the Lehman Brothers Entities may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action (i) arises out of, or is based upon, any untrue statement or alleged untrue statement of a material fact contained in any material prepared by or with the approval of the Company for distribution to Directed Share Participants in connection with the Directed Share Program or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) arises out of, or is based upon, the failure of the Directed Share Participant to pay for and accept delivery of Directed Shares that the Directed Share Participant agreed to purchase or
      (iii) is otherwise related to the Directed Share Program; provided that the Company shall not be liable under this clause (iii) for any loss, claim, damage, liability or action that is determined in a final judgment by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Lehman Brothers Entities. The Company shall reimburse the Lehman Brothers Entities promptly upon demand for any legal or other expenses reasonably incurred by them in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred.

            9. Defaulting Underwriters. If, on any Delivery Date, any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the Stock that the defaulting Underwriter agreed but failed to purchase on such Delivery Date in the respective proportions which the number of shares of the Firm Stock set forth opposite the name of each remaining non-defaulting

Underwriter in Schedule 1 hereto bears to the total number of shares of the Firm Stock set forth opposite the names of all the remaining non-defaulting Underwriters in Schedule 1 hereto; provided, however, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the Stock on such Delivery Date if the total number of shares of the Stock that the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 9.09% of the total number of shares of the Stock to be purchased on such Delivery Date, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the number of shares of the Stock that it agreed to purchase on such Delivery Date pursuant to the terms of Section 2. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Representatives who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Stock to be purchased on such Delivery Date. If the remaining Underwriters or other underwriters satisfactory to the Representatives do not elect to purchase the shares that the defaulting Underwriter or Underwriters agreed but failed to purchase on such Delivery Date, this Agreement (or, with respect to any Option Stock Delivery Date, the obligation of the Underwriters to purchase, and of the Company to sell, the Option Stock) shall terminate without liability on the part of any non-defaulting Underwriter or the Company, except that the Company will continue to be liable for the payment of expenses to the extent set forth in Sections 6 and 11. As used in this Agreement, the term "Underwriter" includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule 1 hereto that, pursuant to this Section 9, purchases Stock that a defaulting Underwriter agreed but failed to purchase.

            Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company for damages caused by its default. If other Underwriters are obligated or agree to purchase the Stock of a defaulting or withdrawing Underwriter, either the Representatives or the Company may postpone the Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement.

            10. Termination. The obligations of the Underwriters hereunder may be terminated by the Representatives by notice given to and received by the Company prior to delivery of and payment for the Firm Stock if, prior to that time, any of the events described in Sections 7(l) and 7(m) shall have occurred or if the Underwriters shall decline to purchase the Stock for any reason permitted under this Agreement.

            11. Reimbursement of Underwriters' Expenses. If (a) the Company shall fail to tender the Stock for delivery to the Underwriters by reason of any failure, refusal or inability on the part of the Company to perform any agreement on its part to be performed, or because any other condition to the Underwriters' obligations hereunder required to be fulfilled by the Company is not fulfilled for any reason or (b) the Underwriters shall decline to purchase the Stock for any reason permitted under this Agreement (other than as permitted under Section 7(m)), the Company will reimburse the Underwriters for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) incurred by the Underwriters in connection with this Agreement and the proposed purchase of the Stock, and upon demand the Company shall pay the full amount thereof to the Representatives. If this Agreement is terminated pursuant to Section 9 by reason of the default of one or more Underwriters, the

Company shall not be obligated to reimburse any defaulting Underwriter on account of those expenses.

            12. Research Analyst Independence. The Company acknowledges that the Underwriters' research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that such Underwriters' research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Company and/or the offering that differ from the views of their respective investment banking divisions. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Underwriters with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Company by such Underwriters' investment banking divisions. The Company acknowledges that each of the Underwriters is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies that may be the subject of the transactions contemplated by this Agreement.

            13. No Fiduciary Duty. The Company acknowledges and agrees that in connection with this offering, sale of the Stock or any other services the Underwriters may be deemed to be providing hereunder, notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the
Underwriters: (i) no fiduciary or agency relationship between the Company and any other person, on the one hand, and the Underwriters, on the other, exists;
(ii) the Underwriters are not acting as advisors, expert or otherwise, to the Company, including, without limitation, with respect to the determination of the public offering price of the Stock, and such relationship between the Company, on the one hand, and the Underwriters, on the other, is entirely and solely commercial, based on arms-length negotiations; (iii) any duties and obligations that the Underwriters may have to the Company shall be limited to those duties and obligations specifically stated herein; and (iv) the Underwriters and their respective affiliates may have interests that differ from those of the Company. The Company hereby waives any claims that the Company may have against the Underwriters with respect to any breach of fiduciary duty in connection with this offering.

            14. Notices, Etc. All statements, demands, notices and agreements hereunder shall be in writing, and:

                  (a) if to the Underwriters, shall be delivered or sent by mail or facsimile transmission to Lehman Brothers Inc., 745 Seventh Avenue, New York, New York 10019, Attention: Syndicate Registration (Fax: 646-834-8133), with a copy, in the case of any notice pursuant to Section 8(c), to the Director of Litigation, Office of the General Counsel, Lehman Brothers Inc., 399 Park Avenue, 10th Floor, New York, New York 10022 (Fax: 212-520-0421); and

                  (b) if to the Company, shall be delivered or sent by mail or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: General Counsel (Fax:
            615-224-1185).

Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by Lehman Brothers Inc. on behalf of the Representatives.

            15. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of the directors, officers and employees of the Underwriters and each person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Securities Act and (B) the indemnity agreement of the Underwriters contained in Section 8(b) of this Agreement shall be deemed to be for the benefit of the directors of the Company, the officers of the Company who have signed the Registration Statement and any person controlling the Company within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 15, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

            16. Survival. The respective indemnities, representations, warranties and agreements of the Company and the Underwriters contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Stock and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

            17. Definition of the Terms "Business Day" and "Subsidiary". For purposes of this Agreement, (a) "BUSINESS DAY" means each Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close and (b) "SUBSIDIARY" has the meaning set forth in Rule 405.

            18. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

            19. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

            20. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

      If the foregoing correctly sets forth the agreement between the Company and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

                                    Very truly yours,

                                    DELEK US HOLDINGS, INC.


                                    By:
                                          ------------------------
                                          Name:
                                          Title:


                                    By:
                                          ------------------------
                                          Name:
                                          Title:

Accepted:



LEHMAN BROTHERS INC.
CITIGROUP GLOBAL MARKETS INC.

For themselves and as Representatives
of the several Underwriters named
in Schedule 1 hereto

By LEHMAN BROTHERS INC.



By:
      ---------------------
      Authorized Representative

By CITIGROUP GLOBAL MARKETS INC.


By:
      ---------------------
      Authorized Representative

                                   SCHEDULE 1

                                                           Number of Shares
Underwriters                                               of Firm Stock
------------                                               -------------
Lehman Brothers Inc. ....................................
Citigroup Global Markets Inc. ...........................
Credit Suisse Securities (USA) LLC.......................
HSBC Securities (USA) Inc. ..............................
Morgan Keegan & Company, Inc. ...........................
William Blair & Company, L.L.C. .........................
SunTrust Capital Markets, Inc............................
IDB Capital Corp., an affiliate of the Israel Discount
   Bank of New York .....................................
                                                           ----------
   Total.................................................  10,000,000
                                                           ==========

                                   SCHEDULE 2

                      PERSONS DELIVERING LOCK-UP AGREEMENTS

Directors

Ezra Uzi Yemin
Gabriel Last
Asaf Bartfeld
Ronel Ben-Dov
Zvi Greenfeld
Carlos E. Jorda
Charles H. Leonard
Philip L. Maslowe

Officers and Key Employees

Ezra Uzi Yemin
Lynwood Gregory
Frederec Green
Edward Morgan
Tony McLarty
Assi Ginzburg
Paul Pierce
John Colling Jr.
Scotty Creason
Walter Franz
Kent Thomas
Dana Young

Stockholders and Other Persons

Delek Group Ltd.
Delek Petroleum Ltd.
Delek Hungary Holding Ltd.

                                   SCHEDULE 3

                        ISSUER FREE WRITING PROSPECTUSES

                                                                       EXHIBIT A

                            LOCK-UP LETTER AGREEMENT

LEHMAN BROTHERS INC.
CITIGROUP GLOBAL MARKETS INC.
As Representatives of the several
  Underwriters named in Schedule 1,
c/o Lehman Brothers Inc.
745 Seventh Avenue
New York, New York 10019

Ladies and Gentlemen:

            The undersigned understands that you and certain other firms (the "UNDERWRITERS") propose to enter into an Underwriting Agreement (the "UNDERWRITING AGREEMENT") providing for the purchase by the Underwriters of shares (the "STOCK") of Common Stock, par value $0.01 per share (the "COMMON STOCK"), of Delek US Holdings, Inc., a Delaware corporation (the "COMPANY"), and that the Underwriters propose to reoffer the Stock to the public (the "OFFERING").

            In consideration of the execution of the Underwriting Agreement by the Underwriters, and for other good and valuable consideration, the undersigned hereby irrevocably agrees that, without the prior written consent of Lehman Brothers Inc. and Citigroup Global Markets Inc., on behalf of the Underwriters, the undersigned will not, directly or indirectly, (1) offer for sale, sell, pledge, or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock (including, without limitation, shares of Common Stock that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and shares of Common Stock that may be issued upon exercise of any options or warrants) or securities convertible into or exercisable or exchangeable for Common Stock, (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, (3) make any demand for or exercise any right or cause to be filed a registration statement, including any amendments thereto, with respect to the registration of any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock or any other securities of the Company or (4) publicly disclose the intention to do any of the foregoing, for a period commencing on the date hereof and ending on the 180th day after the date of the Prospectus relating to the Offering (such 180-day period, the "LOCK-UP PERIOD").

            Notwithstanding the foregoing, if (1) during the last 17 days of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs or (2) prior to the expiration of the Lock-Up Period, the

Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, then the restrictions imposed by this Lock-Up Letter Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the announcement of the material news or the occurrence of the material event, unless waive such extension in writing. The undersigned hereby further agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this Lock-Up Letter Agreement during the period from the date of this Lock-Up Letter Agreement to and including the 34th day following the expiration of the Lock-Up Period, it will give notice thereof to the Company and will not consummate such transaction or take any such action unless it has received written confirmation from the Company that the Lock-Up Period (as such may have been extended pursuant to this paragraph) has expired. The foregoing sentence shall not apply to bona fide gifts, sales or other dispositions of shares of any class of the Company's capital stock, in each case that are made exclusively between and among the undersigned or members of the undersigned's family, or affiliates of the undersigned, including its partners (if a partnership) or members (if a limited liability company); provided that it shall be a condition to any such transfer that (i) the transferee/donee agrees to be bound by the terms of the lock-up letter agreement (including, without limitation, the restrictions set forth in the preceding sentence) to the same extent as if the transferee/donee were a party hereto, (ii) no filing by any party (donor, donee, transferor or transferee) under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), shall be required or shall be voluntarily made in connection with such transfer or distribution (other than a filing on a Form 5, Schedule 13D or Schedule 13G (or 13D-A or 13G-A) made after the expiration of the 180-day period referred to above), (iii) each party (donor, donee, transferor or transferee) shall not be required by law (including without limitation the disclosure requirements of the Securities Act of 1933, as amended, and the Exchange Act) to make, and shall agree to not voluntarily make, any public announcement of the transfer or disposition, and (iv) the undersigned notifies Lehman Brothers Inc. and Citigroup Global Markets Inc. at least two business days prior to the proposed transfer or disposition.

            In furtherance of the foregoing, the Company and its transfer agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Letter Agreement.

            It is understood that, (1) if the closing of the Offering has not occurred prior to __________, 2006, (2) if the Company notifies the Underwriters that it does not intend to proceed with the Offering, (3) if the Underwriting Agreement does not become effective, or (4) if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Stock, the undersigned will be released from its obligations under this Lock-Up Letter Agreement.

            The undersigned understands that the Company and the Underwriters will proceed with the Offering in reliance on this Lock-Up Letter Agreement.

            Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.

                            [Signature page follows]

            The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Letter Agreement and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof. Any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                                Very truly yours,

                                By:
                                   ---------------------------
                                     Name:
                                     Title:

Dated:
      ----------------

                                                                     EXHIBIT B-1

                       FORM OF OPINION OF ISSUER'S COUNSEL

            Capitalized terms used herein without definition shall have the meanings ascribed to them in the Underwriting Agreement.

            (i) Each of (A) the Company and (B) MAPCO Express, Inc., Delek Refining, Inc., MAPCO Fleet, Inc. and Delek Finance, Inc. (collectively, the "Delaware Corporate Subsidiaries") has been duly incorporated and is validly existing and in good standing as a corporation in its jurisdiction of incorporation. Each of Delek Pipeline Texas, Inc., MPC Pipeline Acquisition, Inc., Delek Land Texas, Inc. and MPC Land Acquisition, Inc. (collectively, the "Texas Corporate Subsidiaries") has been duly incorporated and is validly existing and in good standing as a corporation in its jurisdiction of incorporation. Delek Refining, Ltd. ("DRL") has been duly formed and is validly existing as a limited partnership in its jurisdiction of formation. Delek U.S. Refining GP, LLC ("DELEK LLC") has been duly formed and is validly existing and in good standing as a limited liability company in its jurisdiction of formation. Each of Williamson Oil Co., Inc., Gasoline Associated Services, Inc. and Liberty Wholesale Co., Inc. is validly existing and in good standing as a corporation in its jurisdiction of incorporation. Each of the Company, the Delaware Corporate Subsidiaries, the Texas Corporate Subsidiaries, DRL and Delek LLC is duly registered or qualified to do business as a foreign corporation, partnership or limited liability company under the laws of the jurisdictions set forth under its name on Schedule A hereto, and each of the Company, the Delaware Corporate Subsidiaries, the Texas Corporate Subsidiaries and Delek LLC is in good standing as a foreign corporation or limited liability company under the laws of the jurisdictions set forth under its name on Schedule A hereto. Each of the Company, the Delaware Corporate Subsidiaries and the Texas Corporate Subsidiaries has all necessary corporate power and authority, DRL has all necessary partnership power and authority, and Delek LLC has all limited liability company power and authority, necessary to own or hold its properties and conduct its business to be conducted on the date hereof, in each case in all material respects as described in the Registration Statement and the Prospectus.

            (ii) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and non-assessable, conform in all material respects to the description thereof contained in the Prospectus and were issued in compliance with applicable federal securities laws and not in violation of any preemptive right, resale right, right of first refusal or similar right of any securityholder of the Company under federal or New York law, the Delaware General Corporation Law, the Company's charter or by-laws or any agreement or other instrument to which the Company is a party filed as an exhibit to the Registration Statement. The share purchase rights of Ezra Uzi Yemin have been duly authorized and conform in all material respects to the description thereof contained in the Prospectus under the caption "Management - Employment Agreement with President and Chief Executive Officer." All of (i) the issued shares of capital stock of each of the Delaware Corporate Subsidiaries have been duly authorized and validly issued, are fully paid, non-assessable and are owned of record, and to our knowledge, beneficially, directly or indirectly by


                                     B-1-1
the Company; (ii) the issued shares of capital stock of each of the Texas Corporate Subsidiaries have been duly authorized and validly issued, are fully paid, non-assessable and are owned of record, and to our knowledge, beneficially, directly or indirectly by the Company; (iii) the partnership interests in DRL have been duly authorized and validly issued, and are owned of record, and to our knowledge, beneficially, directly or indirectly by the Company; (iv) the membership interests in Delek LLC have been duly authorized and validly issued, and are owned of record, and to our knowledge, beneficially, directly or indirectly by the Company; in the case of clauses (i), (ii), (iii) and (iv), to our knowledge, free and clear of all liens, encumbrances, equities or claims except for such liens, encumbrances, equities or claims under debt agreements described or referred to in the Prospectus or filed as exhibits to the Registration Statement or otherwise known to us, after inquiry of the Company but without any other independent investigation, and except for restrictions on transferability arising under the Securities Act and applicable state securities laws; in the case of clause (iii), to our knowledge, except for restrictions on transferability contained in the Agreement of Limited Partnership Agreement, dated as of February 24, 2005, of DRL, as described in the Prospectus or created or arising under the Texas Revised Limited Partnership Act; and in the case of clause (iv), to our knowledge, except for restrictions on transferability described in the Prospectus or created or arising under the Texas Limited Liability Company Act.

            (iii) The sale and issuance of the shares of Stock to be issued and sold by the Company to the Underwriters under the Agreement have been duly authorized and, upon issuance and delivery by the Company against payment of the consideration set forth in the Agreement, such shares of Stock will be validly issued, fully paid and non-assessable and will conform in all material respects to the description thereof contained in the Prospectus.

            (iv) There are no preemptive rights under federal or New York law or under the Delaware General Corporation Law to subscribe for or purchase shares of the Stock. There are no preemptive or other rights of any securityholder of the Company pursuant to the Company's charter or by laws or any agreement or other instrument filed as an exhibit to the Registration Statement, except as described in the Prospectus, to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any shares of the Stock.

            (v) The Agreement has been duly and validly authorized, executed and delivered by the Company.

            (vi) Such counsel has been advised orally by the Commission that the Registration Statement was declared effective under the Securities Act on the date and time specified in such opinion, and the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) of the Rules and Regulations specified in such opinion on the date specified therein. To such counsel's knowledge, based solely on an oral confirmation by a member of the Commission's staff, as of the date hereof, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for such purpose has been instituted or threatened by the Commission.

            (vii) (A) The Registration Statement, on the Effective Date and on the applicable Delivery Date, and (B) the Prospectus, when filed with the Commission pursuant to Rule 424(b) (without reference to Rule 424(b)(8)) and on the applicable Delivery Date, appear,


                                     B-1-2
on their face, to comply as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations, except that in each case such counsel need express no opinion with respect to the financial statements and notes and schedules thereto or other financial and accounting data contained in or omitted from the Registration Statement or the Prospectus, and such counsel shall not assume any responsibility for the accuracy, completeness or fairness of the statements contained in such documents, except to the extent set forth in paragraphs (viii), (ix) and (x) below.

            (viii) The statements made in the Prospectus under the caption "Description of Capital Stock," insofar as they purport to constitute summaries of the terms of the Common Stock (including the Stock), constitute accurate summaries of the terms of such Common Stock in all material respects.

            (ix) The statements made in the Prospectus under the caption "Business - Government Regulation and Environmental Matters," insofar as they refer to statements of law, accurately describe, in all material respects, the portions of the federal Clean Air Act, the federal Clean Water Act of 1972, the federal Resource Conservation and Recovery Act, the U.S. Environmental Protection Agency's Fuels and Fuel Additive Regulations, and the federal Comprehensive Environmental Response, Compensation and Liability Act, each as in effect on the date hereof, addressed thereby.

            (x) The statements made in the Prospectus under the caption "Material United States Federal Income Tax Considerations to Non-U.S. Holders," insofar as they refer to statements of law, accurately describe, in all material respects, the portions of the United States federal income tax laws addressed thereby.

            In rendering such opinion, such counsel may [(i)] state that its opinion is limited to matters governed by the federal laws of the United States of America, the laws of the State of New York, the Delaware General Corporation Law, the Texas Business Corporation Act, the Texas Business Organizations Code, the Texas Revised Limited Partnership Act, the Texas Limited Liability Company Act and that such counsel is not admitted in the State of Delaware [and (ii) rely (to the extent such counsel deems proper and specifies in its opinion), as to matters involving the application of [insert description of any laws covered by supporting opinion] upon the opinion of other counsel of good standing; provided that such other counsel is satisfactory to counsel for the Underwriters and furnishes a copy of its opinion to the Representatives].

            Such counsel shall also have furnished to the Representatives a written statement, addressed to the Underwriters and dated such Delivery Date, in form and substance satisfactory to the Representatives, to the effect that
(x) such counsel has acted as counsel to the Company in connection with the preparation of the Registration Statement, the Prospectus and the Issuer Free Writing Prospectuses set forth on a schedule to such opinion acceptable to counsel for the Underwriters, and (y) based on the foregoing (relying in respect of the determination of materiality to an extent such counsel deems appropriate upon discussions with officers and other representatives of the Company), no facts have come to the attention of such counsel which lead such counsel to believe that:


                                     B-1-3

            (a) the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading;

            (b) the Prospectus, as of its date and as of such Delivery Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or

            (c) the most recent Preliminary Prospectus, together with the Issuer Free Writing Prospectuses set forth on a schedule to such opinion acceptable to counsel to the Underwriters, when considered together with the public offering price of the Stock, number of shares of Stock and the underwriting discount included on the cover page of the Prospectus, as of the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading[, provided, however, that any statement contained in any of the foregoing documents shall be deemed to be modified or superseded to the extent that any information contained in any subsequent document modifies or replaces such statement], except that in each case such counsel need express no belief with respect to (i) the financial statements and notes and schedules thereto or other financial and accounting data contained in or omitted from the Registration Statement, the Prospectus or the most recent Preliminary Prospectus, or (ii) the exhibits to the Registration Statement. The foregoing statement may be qualified by a statement to the effect that such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Prospectus or the most recent Preliminary Prospectus, except to the extent set forth in paragraphs (viii), (ix) and (x) above.



                                     B-1-4

                                                                     EXHIBIT B-2

                   FORM OF OPINION OF ISSUER'S GENERAL COUNSEL

            Capitalized terms used herein without definition shall have the meanings ascribed to them in the Underwriting Agreement.

            (i) The execution, delivery and performance of the Agreement by the Company, the consummation of the transactions contemplated by the Agreement by the Company and the application of the net proceeds from the sale of the Stock by the Company as described under "Use of Proceeds" in the Prospectus do not and will not (a) conflict with or result in a breach or violation of any of the terms or provisions of, impose any lien, charge or encumbrance upon any property or assets of the Company and its subsidiaries, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, license or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject; (b) result in any violation of the provisions of the charter or by-laws (or similar organizational documents) of the Company or any of its subsidiaries; or (c) result in any violation of any statute or any rule or regulation, or any order known to such counsel issued by any federal or Tennessee state court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets, except, in the case of clause (a) or (c) above, where such conflict, breach, violation, imposition of a lien, charge or encumbrance or default would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

            (ii) Except for the registration of the Stock under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state or foreign securities laws in connection with the purchase and sale of the Stock by the Underwriters, and such consents as may be required by the New York Stock Exchange or the by-laws and rules of the National Association of Securities Dealers, Inc. in connection with the purchase and distribution of the Stock by the Underwriters, to the knowledge of such counsel, no consent, approval, authorization or order of, or filing or registration with, any federal or Tennessee state court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets is required for the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby.

            (iii) Except as identified in the most recent Preliminary Prospectus and the Prospectus or filed as exhibits to the Registration Statement, to such counsel's knowledge, there are no contracts or agreements between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.


                                     B-2-1

            (iv) To such counsel's knowledge, and except as described in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or would, individually or in the aggregate, reasonably be expected to have a material adverse effect on the performance of the Agreement by the Company or the consummation of the transactions contemplated thereby by the Company; and, to such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or others.

            (v) To such counsel's knowledge, there are no contracts or other documents required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement that are not described and filed therewith as required.

            In rendering such opinion, such counsel may [(i)] state that his opinion is limited to matters governed by the federal laws of the United States of America, the laws of the State of Tennessee and the Delaware General Corporation Law and that such counsel is not admitted in the State of Delaware [and (ii) rely (to the extent such counsel deems proper and specifies in its opinion), as to matters involving the application of [insert description of any laws covered by supporting opinion] upon the opinion of other counsel of good standing; provided that such other counsel is satisfactory to counsel for the Underwriters and furnishes a copy of its opinion to the Representatives].

            Such counsel shall also have furnished to the Representatives a written statement, addressed to the Underwriters and dated such Delivery Date, in form and substance satisfactory to the Representatives, to the effect that no facts have come to the attention of such counsel which lead such counsel to believe that:

            (a) the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading;

            (b) the Prospectus, as of its date and as of such Delivery Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or

            (c) the most recent Preliminary Prospectus, together with the Issuer Free Writing Prospectuses set forth on a schedule to such opinion acceptable to counsel to the Underwriters, when considered together with the public offering price of the Stock, number of shares of Stock and the underwriting discount included on the cover page of the Prospectus, as of the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading[; provided, however, that any statement contained in any of the foregoing documents shall be deemed to be modified or superseded to the extent that any information contained in any subsequent document modifies or replaces such statement],


                                     B-2-2
except that in each case such counsel need express no belief with respect to (i) the financial statements and the notes and schedules thereto or other financial and accounting data contained in or omitted from the Registration Statement, the Prospectus or the most recent Preliminary Prospectus, or (ii) the exhibits to the Registration Statement. The foregoing statement may be qualified by a statement to the effect that such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Prospectus or the most recent Preliminary Prospectus.



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